Exhibit 99.1 VOTING AGREEMENT THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of March 18, 2019 by and between JONES LANG LASALLE INCORPORATED, a Maryland corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of HFF, INC., a Delaware corporation (the “Company”). WITNESSETH: WHEREAS concurrently with the execution and delivery of this Agreement, Parent, JLL CM, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), JLL CMG, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger LLC”), and the Company have entered into an Agreement and Plan of Merger dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company, with the Company surviving such merger (the “Merger”) and pursuant to which all issued and outstanding shares of common stock of the Company, other than any Company Shares owned directly or indirectly by any Parent Company or any Acquired Company, and other than Appraisal Shares, will be converted into the right to receive the consideration set forth in the Merger Agreement (the “Merger Consideration”). WHEREAS the Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of that number of Company Shares set forth below the Stockholder’s name on the signature page to this Agreement. WHEREAS as a condition and inducement to the willingness of Parent, Merger Sub and Merger LLC to enter into the Merger Agreement, the Stockholder (in the Stockholder’s capacity as a stockholder of the Company) has agreed to enter into this Agreement. NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows: 1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings: (a) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (ii) the Effective Time and (iii) the termination of this Agreement by mutual written consent of the parties. (b) “Shares” shall mean (i) all equity securities and equity interests of the Company (including Company Shares) owned (beneficially or of record) by the Stockholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Company Shares) of which the Stockholder acquires beneficial or record ownership during the period from the date of this Agreement through the Expiration Date (including by way - 1 -

of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like). (c) “Transfer” shall mean, with respect to a Share, to, directly or indirectly, (i) sell, pledge, encumber, exchange, assign, grant an option with respect to, transfer, tender or otherwise dispose of such Share or any interest in such Share (including by gift, merger or operation of law), (ii) enter into any Contract providing for the sale of, pledge of, encumbrance of, exchange of, assignment of, grant of an option with respect to, transfer, tender of or other disposition of such Share or any interest therein (including by gift, merger or operation of law) or (iii) enter into, renew or maintain any put equivalent position (as defined in Rule 16a-1 under the Exchange Act) for the purpose of hedging economic exposure to such Share, excluding from this clause (iii) any put equivalent position entered into prior to the date of this Agreement. 2. Transfer of Shares. (a) Transfer Restrictions. From the date of this Agreement until the Expiration Date, the Stockholder shall not Transfer (or cause or permit the Transfer of) any of the Shares or any rights to acquire any equity securities or equity interests of the Company, or enter into any Contract (including any option, put, call or similar arrangement) relating thereto, except with Parent’s prior written consent and in Parent’s sole discretion. Any Transfer (or purported Transfer) in breach of this Agreement shall be null and void and of no force or effect. This Section 2 shall not prohibit a Transfer of the Shares by the Stockholder to any member of the Stockholder’s immediate family, or to a trust for the benefit of the Stockholder or any member of Stockholder’s immediate family, or upon the death of the Stockholder; provided that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all the terms of this Agreement. (b) Involuntary Transfer. If any involuntary Transfer of any Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement in accordance with its terms. (c) Transfer of Voting Rights. During the term of this Agreement, the Stockholder shall not, and shall cause its Affiliates and its or their Representatives not to, (i) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent or execute any written consent in or with respect to any or all of the Shares, with any such proxy, power-of-attorney, authorization or consent purported to be granted being void ab initio, or (ii) deposit or permit the deposit of any of the Shares into a voting trust or enter into a voting agreement, understanding or arrangement or create or permit to exist any lien, adverse claim, charge, security, interest, pledge, option, proxy or any other encumbrance or restriction whatsoever on title, transfer or exercise of any rights of an equityholder with respect to any of the Shares (collectively, “Encumbrances”) except for any such Encumbrances that may be imposed pursuant to this Agreement or any applicable restrictions on transfer under the Securities Act or any state securities law (“Permitted Encumbrances”). - 2 -

(d) Legend. At the request of Parent, each Certificate or other instrument representing any Shares shall bear a legend that such Shares are subject to the provisions of this Agreement, including this Section 2. (e) Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Date. (f) Acquisition of Shares. In the event that the Stockholder acquires Shares (or any right or interest therein) after the execution of this Agreement, the Stockholder shall promptly deliver to Parent a written notice indicating the number of such Shares (or right or interest therein) acquired or received. 3. Agreement to Vote Shares; Support. (a) During the term of this Agreement, at every meeting of the stockholders of the Company called with respect to the following matters or at which any of the following matters are acted upon, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the stockholders of Company, the Stockholder (in the Stockholder’s capacity as a stockholder of the Company) shall, or shall cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Stockholder and entitled to vote or act by written consent: (i) in favor of the adoption of the Merger Agreement and in favor of the Merger and the other transactions contemplated by the Merger Agreement; (ii) against approval of any proposal made in opposition to, in competition with, or would result in a breach of, the Merger Agreement or the Merger or any of the other transactions contemplated by the Merger Agreement, including any Company Acquisition Proposal; and (iii) against any of the following actions, proposals or agreements (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, amalgamation, business combination, reorganization or recapitalization of or involving the Company or any of its Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, (D) any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure, certificate of incorporation or bylaws of the Company or any of its Subsidiaries or (E) any action, proposal or agreement that would reasonably be expected to (x) result in a breach of any covenant, representation or warranty of the Company under the Merger - 3 -

Agreement or (y) prevent or materially delay or adversely affect the consummation of the Merger. (b) The Stockholder shall retain at all times the right to vote its Shares (or to direct how its Shares shall be voted) in its sole discretion and without any other limitation on any matters other than those set forth in Section 3(a)(i), Section 3(a)(ii) and Section 3(a)(iii) that are, during the term of this Agreement, at any time or from time to time presented for consideration to the Company’s stockholders generally, subject to the terms of this Agreement. (c) In the event that a meeting of the stockholders of the Company is held, the Stockholder shall, or shall cause the holder of record of the Shares on any applicable record date to, be present in person or by proxy at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum. (d) The Stockholder shall not enter into any commitment, agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3 or Section 4. 4. No Adverse Act. The Stockholder agrees that, except as expressly provided or permitted by this Agreement, the Stockholder shall not, and shall cause its Affiliates and its and their Representatives not to, without the prior written consent of Parent in its sole discretion, directly or indirectly, (a) enter into any Contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to any of the Shares or any interest therein or (b) take or permit any other action that would in any way (i) restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder or (ii) otherwise restrict, limit or interfere with the performance of this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Stockholder from enforcing his or her rights under this Agreement. 5. Agreement Not to Exercise Appraisal Rights. To the extent permitted by Applicable Law, the Stockholder shall not, and shall cause its Affiliates and its or their Representatives not to, exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Shares that may arise in connection with the Merger. Notwithstanding the foregoing, nothing in this Section 5 shall constitute, or be deemed to constitute, a waiver or release by the Stockholder of any claim or cause of action against Parent, Merger Sub or Merger LLC to the extent arising out of a breach of this Agreement by Parent. 6. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder (or a designee of the Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising his fiduciary duties), including by voting, in his capacity as a director or officer of the Company, in the Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company), including with respect to Section 5.3 of the Merger Agreement. In this regard, the Stockholder shall not be deemed to make any agreement or understanding in this Agreement in - 4 -

the Stockholder’s capacity as a director or officer of the Company, including with respect to Section 5.3 of the Merger Agreement. 7. No Solicitation. (a) During the term of this Agreement the Stockholder shall comply with Section 5.3 of the Merger Agreement as though the Stockholder were a party thereto. (b) Any violation of the restrictions in this Section 7 applicable to the Stockholder by any of the Stockholder’s Affiliates or any of its or their respective Representatives shall be deemed to be a breach of this Section 7 by the Stockholder. (c) Notwithstanding Section 7(a) above, the Stockholder may, and may permit its Affiliates and its and their respective Representatives to, participate in discussions and negotiations with any Person making a Company Acquisition Proposal (or its Representatives) with respect to such Company Acquisition Proposal if (i) the Company is engaging in discussions or negotiations with such Person in accordance with Section 5.3 of the Merger Agreement and (ii) the Stockholder’s negotiations and discussions are in conjunction with and ancillary to the Company’s discussions and negotiations. 8. Irrevocable Proxy. Subject to Section 3(b) above, the Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and including for purposes of Section 212 of the DGCL), for and in the name, place and stead of the Stockholder, to vote the Shares, or grant a consent or approval in respect of the Shares, in a manner consistent with this Agreement. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 8 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may be revoked only under the circumstances set forth in the last sentence of this Section 8. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with Applicable Law. The Stockholder shall, upon written request by Parent, as promptly as practicable execute and deliver to Parent a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 8. Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by the Stockholder, upon the Expiration Date and Parent may terminate any proxy granted pursuant to this Section 8 at any time at its sole discretion by written notice to the Stockholder. 9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows: (a) Power; Binding Agreement. The Stockholder has full power and capacity to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement - 5 -

has been duly executed and delivered by the Stockholder, and, in the event the Stockholder is an individual and is married and the Shares constitute community property or otherwise require spousal approval in order for this Agreement to be a legally valid and binding obligation of the Stockholder, this Agreement has been duly executed and delivered by the Stockholder’s spouse. Assuming this Agreement constitutes a valid and binding obligation of Parent, this Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general principles of equity. (b) No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Stockholder, and the consummation by the Stockholder of the transactions contemplated hereby, do not and will not (i) conflict with or violate any Law that is applicable to the Stockholder or by which any of its assets or properties is subject or bound or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any contract. The execution, delivery and performance by the Stockholder of this Agreement, and the consummation by the Stockholder of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Entity. (c) Ownership of Shares. The Stockholder (i) is the sole record and beneficial owner of the Shares set forth on the signature page of this Agreement, all of which are free and clear of any Encumbrances other than Permitted Encumbrances and (ii) does not own, beneficially or otherwise, any Company Shares other than the Shares set forth on the signature page of this Agreement. (d) Voting Power. The Stockholder has, and will at the time of the Company Stockholder Meeting have, sole voting power, sole power of disposition, sole power to Transfer, sole power to issue instructions with respect to the matters set forth herein and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. (e) No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his, her or its capacity as a stockholder of the Company. (f) No Litigation. There are no Actions pending or, to the knowledge of the Stockholder, threatened against the Stockholder, or any order to which the Stockholder is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to, in any material respect, impair or adversely affect the ability of the Stockholder to perform its obligations under this Agreement. 10. Disclosure. The Stockholder shall permit Parent to publish and disclose in all documents and schedules filed with the SEC, and, after providing the Stockholder with a - 6 -

reasonable opportunity to review and comment thereon, any press release or other disclosure document that Parent reasonably determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement. The Stockholder shall not, and shall cause its Affiliates not to, make any press release, public announcement or other public communication with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, without the prior written consent of Parent (such consent not to be unreasonably withheld or delayed); provided that such consent shall not be required for any disclosure required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent as promptly as reasonably practicable). 11. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to the Stockholder. For the avoidance of doubt, the Stockholder shall be entitled to any dividends or other distributions declared by the Company Board with respect to the Shares having a record date prior to the Expiration Date. 12. Further Assurances. Subject to the terms and conditions of this Agreement, upon request of Parent, the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement. 13. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 13 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of the Stockholder, for any intentional breach of this Agreement prior to such termination. This Section 13 and Section 1, Section 6, and Section 14 (as applicable) shall survive any termination of this Agreement. 14. Miscellaneous. (a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other. (c) Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed - 7 -

on behalf of the party waiving compliance. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or future exercise of any other right hereunder. (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity. (e) Notices. Any notice, request, instruction or other communication under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery, if delivered personally, (b) upon written confirmation of receipt by reply email from the recipient (not including any automated return email indicating that the email address is no longer valid or active or the recipient is unavailable), if by email (to be followed by delivery by another method provided for in this Section 14(e) or (c) on the first Business Day following the date of dispatch, if delivered utilizing a next-day service by a recognized next-day courier (with proof of delivery from such recognized next-day courtier). All notices hereunder shall be delivered to the addresses set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice: if to Parent: Jones Lang LaSalle Incorporated 200 E Randolph Street Chicago, Illinois 60601 Attention: Global General Counsel Email: Alan.Tse@jll.com with copies (which shall not constitute notice) to: Sidley Austin LLP One South Dearborn Street Chicago, Illinois 60603 Attention: Brian J. Fahrney; Scott R. Williams Email: bfahrney@sidley.com; swilliams@sidley.com if to the Stockholder: [] [] Attention: Email: - 8 -

with copies (which shall not constitute notice) to: [] [] Attention: Email: (f) No Waiver. The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance. (g) No Third Party Beneficiaries. This Agreement is not intended to confer and does not confer upon any Person other than the parties hereto any rights or remedies hereunder (except the rights conferred upon any Persons specified as proxies pursuant to Section 8). (h) Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by the internal Laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state. (i) Consent to Jurisdiction; Waiver of Jury Trial. (a) Each of the parties irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any Judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 14(i), and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each of the parties hereby irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 14(i), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of - 9 -

notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the Action in such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the party hereby consents to service being made through the notice procedures set forth in Section 14(i) and agrees that service of any process, summons, notice or document by registered mail (return receipt requested and first-class postage prepaid) to the respective addresses set forth in Section 14(i) shall be effective service of process for any Action in connection with this Agreement. EACH OF THE PARTIES TO THIS AGREEMENT KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. (j) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. (k) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Applicable Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. (l) Rules of Construction; Interpretation. References made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. - 10 -

(m) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses. (n) Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement electronically (including portable document format (.pdf)) or by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement. [Remainder of Page Intentionally Left Blank] - 11 -

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written. PARENT: JONES LANG LASALLE INCORPORATED By: ______________________________ Name: Title: [Signature page to Voting Agreement]

STOCKHOLDER: By: Name: Shares owned of record or beneficially as of the date hereof: Shares owned [Signature page to Voting Agreement]